Exhibit 10.20

Notice of Award
SMALL BUSINESS INNOVATION RESEARCH PROG Issue Date: 08/01/2013
Department of Health and Human Services National Institutes of Health
NATIONAL INSTITUTE OF DIABETES AND DIGESTIVE AND KIDNEY DISEASES

Grant Number: 2R44DK085841-02A1 REVISED

Principal Investigator(s):

PRAKASH NARAYAN, PHD

Project Title: Antifibrotic Therapy for Chronic Kidney Disease

Dr. Goldberg, Itzhak D, MD

Angion Biomedica Corp.
1050 Stewart Ave

Garden City, NY 115304888

Award e-mailed to: igoldberg@angion.com

Budget Period: 08/01/2012 – 07/31/2013

Project Period: 08/01/2012 – 07/31/2014

Dear Business Official:

The National Institutes of Health hereby revises this award to reflect an increase in the amount of $59,042 (see “Award Calculation” in Section I and “Terms and Conditions” in Section III) to ANGION BIOMEDICA CORPORATION in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 15 USC 638 42 CFR 52 and is subject to the requirements of this statute and regulation and of other referenced, incorporated or attached terms and conditions.

Acceptance of this award including the “Terms and Conditions” is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Each publication, press release, or other document about research supported by an NIH award must include an acknowledgment of NIH award support and a disclaimer such as “Research reported in this publication was supported by the National Institute Of Diabetes And Digestive And Kidney Diseases of the National Institutes of Health under Award Number R44DK085841. The content is solely the responsibility of the authors and does not necessarily represent the official views of the National Institutes of Health.” Prior to issuing a press release concerning the outcome of this research, please notify the NIH awarding IC in advance to allow for coordination.

Award recipients must promote objectivity in research by establishing standards that provide a reasonable expectation that the design, conduct and reporting of research funded under NIH awards will be free from bias resulting from an Investigator’s Financial Conflict of Interest (FCOI), in accordance with 42 CFR Part 50 Subpart F. Subsequent to the compliance date of the 2011 revised FCOI regulation (i.e., on or before August 24, 2012), Awardees must be in compliance with all aspects of the 2011 revised regulation; until then, Awardees must comply with the 1995 regulation. The Institution shall submit all FCOI reports to the NIH through the eRA Commons FCOI Module. The regulation does not apply to Phase I Small Business Innovative Research (SBIR) and Small Business Technology Transfer (STTR) awards. Consult the NIH website http://grants.nih.gov/grants/policy/coi/ for a link to the regulation and additional important information.

If you have any questions about this award, please contact the individual(s) referenced in Section IV.

Sincerely yours,

Pamela Love

Grants Management Officer

1	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

NATIONAL INSTITUTE OF DIABETES AND DIGESTIVE AND KIDNEY DISEASES

Additional information follows

2	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SECTION I – AWARD DATA – 2R44DK085841-02A1 REVISED

Award Calculation (U.S. Dollars)
Salaries and Wages	$	[***]
Fringe Benefits	$	[***]
Consultant Services	$	[***]
Equipment	$	[***]
Supplies	$	[***]
Travel Costs	$	[***]

Federal Direct Costs	$	[***]
Federal F&A Costs	$	[***]
Approved Budget	$	[***]
Fee	$	[***]
Federal Share	$	[***]
TOTAL FEDERAL AWARD AMOUNT		$902,494

AMOUNT OF THIS ACTION (FEDERAL SHARE)	$	[***]

SUMMARY TOTALS FOR ALL YEARS
YR	THIS AWARD	CUMULATIVE TOTALS
2	$902,494	$902,494
3	$1,002,967	$1,002,967

Recommended future year total cost support, subject to the availability of funds and satisfactory progress of the project

Fiscal Information:
CFDA Number:	93.847
EIN:	1113430072A1
Document Number:	RDK085841B
Fiscal Year:	2012

IC	CAN	2012	2013
DK	8469933	$902,494	$1,002,967

Recommended future year total cost support, subject to the availability of funds and satisfactory progress of the project

NIH Administrative Data:

PCC: KMM KSB / OC: 414B / Released: LOVEP 07/31/2013

Award Processed: 08/01/2013 12:14:13 AM

SECTION II – PAYMENT/HOTLINE INFORMATION – 2R44DK085841-02A1 REVISED

For payment and HHS Office of Inspector General Hotline information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III – TERMS AND CONDITIONS – 2R44DK085841-02A1 REVISED

This award is based on the application submitted to, and as approved by, NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a.	The grant program legislation and program regulation cited in this Notice of Award.
b.	Conditions on activities and expenditure of funds in other statutory requirements, such as those included in appropriations acts.
c.	45 CFR Part 74 or 45 CFR Part 92 as applicable.
d.	The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.
e.	This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

3	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(See NIH Home Page at ‘http://grants.nih.gov/grants/policy/awardconditions.htm’ for certain references cited above.)

An unobligated balance may be carried over into the next budget period without Grants Management Officer prior approval.

This grant is subject to Streamlined Noncompeting Award Procedures (SNAP).

This award is subject to the requirements of 2 CFR Part 25 for institutions to receive a Dun & Bradstreet Universal Numbering System (DUNS) number and maintain an active registration in the Central Contractor Registration. Should a consortium/subaward be issued under this award, a DUNS requirement must be included. See http://grants.nih.gov/grants/policy/awardconditions.htm for the full NIH award term implementing this requirement and other additional information.

This award is not subject to the Transparency Act subaward and executive compensation reporting requirement of 2 CFR Part 170.

In accordance with P.L. 110-161, compliance with the NIH Public Access Policy is now mandatory. For more information, see NOT-OD-08-033 and the Public Access website: http://publicaccess.nih.gov/.

Treatment of Program Income:

Additional Costs

SECTION IV – DK Special Terms and Conditions – 2R44DK085841-02A1 REVISED

REVISION #2:

Revised award issued to restore the Small Business Innovation Research (SBIR) fee rate of 7% of the total cost of the award in the amount of 59,042 for FY2012 and 65,615 for FY2013.

All other terms and conditions of the original award also apply to this award.

REVISION #1 :

Revised award to change CAN number from 8425512 to correct CAN number 8469933.

All other terms and conditions of the original award also apply to this award.

This award is issued in accordance with the NIH 2012 fiscal policies described in the NIH Guide Notice NOT-OD-12-036: http://grants.nih.gov/grants/guide/notice-files/NOT-OD-12-036.html

Prior to drawing down funds for this award from the payment management system, you are required to have in place written policies and procedures for financial and business management systems. Your systems must comply with the standards included in the attachment to the letter/email “Requirements for Financial and Business Management Systems Requirements for SBIR/STTR Awardees” which was sent to your organization’s Business Official on April 27, 2012. The policies and procedures must remain in effect for the duration of this project.

In addition to the PI, the following individuals are named as key personnel:

(Dr Itzhak D. Goldberg)

Written prior approval is required if any of the individual(s) named above withdraws from the project entirely, is absent from the project during any continuous period of 3 months or more, or reduces time devoted to the project by 25 percent or more from the level that was approved at the time of award.

4	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

This grant is in response to PA11-096. Acceptance of this award requires compliance with this solicitation. See the NIH Guide at http://grants.nih.gov/grants/guide/index.html for copy of the RFA/PA that includes administrative and programmatic requirements specific to this award.

Notice: Under governing regulations, Federal funds administered by the Department of Health and Human Services shall not be expended for research involving human subjects, and individuals shall not be enrolled in such research, without prior approval by the Office of Human Research Protections (OHRP) of an assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP- approved assurances, whether domestic or foreign, and compliance must be ensured by the awardee.

Notice: Under governing policy, Federal funds administered by the National Institutes of Health (NIH) shall not be expended for research involving live vertebrate animals without prior approval by the Office for Laboratory Animal Welfare (OLAW) of an assurance to comply with the NIH policy on humane care and use of laboratory animals. This restriction applies to all performance sites (e.g., collaborating institutions, subcontractors, subgrantees) without OLAW-approved assurances, whether domestic or foreign.

The fee provided as part of this grant award is in addition to the allowable direct and indirect costs. An adjustment of the fee will be made in the event the grant is terminated. The fee should be drawn down from the DHHS Division of Payment Management (DPM) in increments proportional to the draw down of funds for costs. Questions concerning access to the DPM should be directed to the DPM office at(877)614-5533.

Allowable costs of activities conducted by for-profit organizations will be determined by applying the cost principles of the Federal Acquisition Regulation set forth in 48 CFR, Subpart 31.2. (see http://www.access.gpo.gov/nara/cfr/waisidx_01/48cfr31_01.html)

Intellectual property rights: Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States government support. Under Title 37 Code of Federal Regulations Part 401, the government receives a royalty free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States.

Rights and obligations related to inventions created or reduced to practice as a result of this award are detailed in 35 U.S.C. 205 and 37 CFR Part 401. These inventions must be reported to the Extramural Invention Reporting and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, MSC 7980, Bethesda, MD 20892-7980, (301) 435-1986. For additional information, access the NIH link on the interagency Edison web site (www.iedison.gov) which includes an electronic invention reporting system, reference information and the text to 37 CFR 401.

To the extent authorized by 35 U.S.C., Section 205, the government will not make public any information disclosing an NIH-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the government release any information that is part of that patent application.

.

Prior approval to implement budgetary and programmatic changes, where required by NIH Policy, (See the NIH Grants Policy Statement for prior approval requirements at: http://grants.nih.gov/grants/policy/nihgps_2010/nihgps_ch8.htm) must be obtained in writing from the Grants Management contact shown on this Notice of Award. A letter signed by the Principal Investigator and a Business Official of the Grantee Institution, and should include an explanation and justification for the action(s). Requests may be made via e-mail provided they are routed through these same officials. If there are questions as to whether an action requires prior approval, contact the Grants Management Specialist.

The grantee is required to establish a positive time and effort reporting system.

Grantees must access a website to determine which progress reports are due. The Office of Policy for Extramural Research Administration, OER, National Institutes of Health (NIH) hosts the website located at: http://era.nih.gov/userreports/pr_due.cfm. Grantees are responsible for periodically checking the list, which is updated on/around the 30th of each month. In addition to this website, e-mail reminders are sent to the Principal Investigator.

5	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Effective October 1, 2004, NIH centralized receipt and initial processing of all NIH non-competing progress reports. The new centralized mailing address for all NIH Institutes/Centers (IC) is now:

Division of Extramural Activities Support, OER

National Institutes of Health

6705 Rockledge Drive, Room 2207, MSC 7987

Bethesda, MD 20892-7987 (for regular or US Postal Service Express mail)

Bethesda, MD 20817 (for other courier/express mail delivery only)

Phone Number: (301) 594-6584

STAFF CONTACTS

The Grants Management Specialist is responsible for the negotiation, award and administration of this project and for interpretation of Grants Administration policies and provisions. The Program Official is responsible for the scientific, programmatic and technical aspects of this project. These individuals work together in overall project administration. Prior approval requests (signed by an Authorized Organizational Representative) should be submitted in writing to the Grants Management Specialist. Requests may be made via e-mail.

Grants Management Specialist: Krystle Nicholson

Email: nicholsonk@niddk.nih.gov Phone: 301-594-8860 Fax: 301-480-3504

Program Official: Marva M. Moxey-mims

Email: moxey-mimsm@extra.niddk.nih.gov Phone: (301) 451-5037 Fax: (301) 480-3510

SPREADSHEET SUMMARY

GRANT NUMBER: 2R44DK085841-02A1 REVISED

INSTITUTION: ANGION BIOMEDICA CORPORATION

Budget	Year 2		Year 3
Salaries and Wages	$	[***]	$	[***]
Fringe Benefits	$	[***]	$	[***]
Consultant Services	$	[***]	$	[***]
Equipment	$	[***]
Supplies	$	[***]	$	[***]
Travel Costs	$	[***]	$	[***]
FEE	$	[***]	$	[***]
TOTAL FEDERAL DC	$	[***]	$	[***]
TOTAL FEDERAL F&A	$	[***]	$	[***]
TOTAL COST		$902,494		$1,002,967

Facilities and Administrative Costs	Year 2		Year 3
F&A Cost Rate 1		90%		90%
F&A Cost Base 1	$	[***]	$	[***]
F&A Costs 1	$	[***]	$	[***]

6	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.